The Mexico Equity and Income Fund, Inc.

                                                              September 23, 2002

DEAR FUND SHAREHOLDER,

We are pleased to present you with the audited financial statements of The Mexico Equity and Income Fund, Inc. (the "Fund") for the year ended July 31, 2002.

As you know, the Fund's net assets have been substantially reduced as a result of the tender offer made to all Fund shareholders earlier this year to enable them to realize Net Asset Value for their shares. The Fund's net assets were $21,628,531 on July 31, 2002, as compared to $87,619,808 on July 31, 2001.

Your Board of Directors continues to be focused on action to control the discount at which Fund shares trade. As we have previously informed you, steps are being taken to create and issue put warrants to our shareholders. The purpose of these put warrants is to enable you to receive NAV from time to time, if you decide to sell your Fund shares. In order to issue the put warrants, certain approvals must be obtained from the U.S. Securities & Exchange Commission. While we have been pursuing the necessary approvals, there can be no assurance when or if such approvals will be obtained. We will keep you informed on this matter.

After the Board is assured that the discount is under control, it will consider measures to increase the asset base of the Fund in order to reduce the expense ratio.

Certainly, this past year has been a difficult one for investors. However, the Fund's outlook is long-term. The Fund's primary goal is to provide a vehicle for you to own Mexican securities. Over the past twelve months, the Fund's NAV decreased from $10.19 to $8.74 or -14.23%. For the same period, The Bolsa Index, in U.S. dollars, decreased by 14.22% and the Dow Jones Industrials Index decreased by 15.38%.

On behalf of the Board of Directors, we thank you for your continued support of the Fund. If you have any questions, please call our toll-free number (866) 700-6104.

Sincerely yours,

/s/ Gerald Hellerman
Gerald Hellerman
President

                     (This page intentionally left blank.)

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Report of the Investment Adviser

FOR THE FISCAL YEAR ENDED JULY 31, 2002

Dear Fund Shareholder,

We are pleased to provide you with the report of the Investment Adviser for The Mexico Equity and Income Fund, Inc. (the "Fund") for the fiscal year ended July 31, 2002.

--------------------------------------------------------------------------------
THE MEXICAN STOCK MARKET

During the first half of the Fund's fiscal year ended January 31, 2002, the Bolsa IPC Index (the "Bolsa"), an equity index and the Fund's benchmark, gained 7.2% driven by Mexican Congress' approval of long-awaited tax reform. In contrast, for the second half of the Fund's fiscal year ended July 31, 2002, the Bolsa lost 19.4%, which was mainly driven by United States' corporate scandals.

For the year ended July 31, 2002, the Bolsa lost 14.22%, outperforming the U.S. and Latin American markets. The Dow Jones Industrials Index lost 15.4% and the NASDAQ Composite Index fell 34.5%, while other markets in the Latin American region, with the exception of Chile, experienced double digit losses of above forty percent. Argentina Merval Index lost 69.8%, the Venezuelan Indice Bursatil de Caracas was down 49.3%, Brazil's Bovespa Index dropped 49.0% and Chile's IGPA Index lost 14.5%.

--------------------------------------------------------------------------------
THE FUND'S PERFORMANCE

For the year ended July 31, 2002, total return based on the Net Asset Value
(NAV) per share of the Fund was -14.23%, while the Bolsa's return was -14.22%.

Historically, the Fund has achieved its performance due to its thoughtful stock selection and portfolio composition, as well as, a balanced portfolio, which includes equity and fixed income allocations.

In addition, according to a sample of 35 worldwide equity closed-end funds, listed in the U.S. and tracked by Lipper Analytical, Inc., the Fund ranked among the top ten for the three-year, five-year and ten-year periods ending July 31, 2002.

FUND UPDATES
The Fund's toll-free phone number is (866) 700-6104.
TRACKING THE FUND'S NAV
The Fund's net asset value (NAV) is calculated daily and published in The Wall Street Journal every Monday under the heading "Closed End Funds." The Fund's net asset value is also published in Barron's on Saturdays and in The New York Times on Mondays. The Fund is listed on the New York Stock Exchange under the ticker symbol MXE.

THE MEXICO EQUITY AND INCOME FUND, INC.

--------------------------------------------------------------------------------
PORTFOLIO STRATEGY

Adherence to our strategic principles has proven to be beneficial to the Fund's shareholders over the long term period. The following are several trends in the Fund's strategy and structure that began early in the fiscal year ended July 31, 2002:

- For the six months ended January 31, 2002, the Fund was over-weighted in highly liquid blue-chip stocks that had excess cash generation and little to no debt. This strategy was modified when the Fund repurchased 6,122,069 shares tendered by shareholders pursuant to the tender offer which expired on March 20, 2002.

- Beginning January of 2002, the Fund tentatively increased its position in small to medium market capitalization stocks, some of which have posted positive returns year-to-date through July 31, 2002.

- For the year ended July 31, 2002, the Fund's daily average fixed income allocation was approximately 11%. By comparison, for the year ended July 31, 2001, daily average fixed income allocation was 9%. Fixed income allocation was an appropriate hedge during the period, despite the Mexican Peso's 7.1% depreciation during the period.

--------------------------------------------------------------------------------
CONCLUSION AND OUTLOOK

In 2002, the correlation between the U.S. and Mexican markets again appears to be quite strong. U.S. accounting scandals and doubts about the U.S. economic recovery have unnerved investors, triggering sell-offs in U.S. markets and a flight towards lower risk instruments. This has also had an unfavorable impact on Mexican share prices.

In regards to Mexican corporate financial reports for the second quarter of 2002, net profits were poor due to the accounting impact of the Peso's depreciation during the period, while sales and EBITDA showed a modest recovery. Financial reports recorded revenue and operating margins below the levels of the second calendar quarter of 2001, with the exception of a few companies such as America Movil, S.A. de C.V., Alfa, S.A. and Wal-Mart de Mexico, S.A. de C.V., which reported "exceptionally favorable" results.

To summarize, the middle months of 2002 have not been very favorable for most stock markets around the globe.

In the particular case of the Mexican Stock Exchange, companies are trading at very attractive levels after July's sharp decline in equity prices. Many Mexican blue chip stocks have fallen 25 to

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

40 percent from their 2001 highs. Price/Earnings Ratios are below historical levels, even though many blue chip stocks continue to generate strong cash flows.

We believe that positive signals will eventually prevail, which could generate a revaluation of the Bolsa's multiples, especially for companies with solid fundamentals. Our Banamex economists' perception is that despite the current contradictory signals, the Mexican economy could register approximately 1.8% growth this year and approximately 3.9% growth in 2003. If this is coupled with productive discussions in Congress that translate into electrical sector reform, the Bolsa would likely perform better than it has in recent months.

As always, we thank you for your continued confidence in The Mexico Equity and Income Fund, Inc. We look forward to continuing to provide you with an investment vehicle that will assist you in achieving your investment goals.

Sincerely,

/s/ Eugenia Pichardo

Eugenia Pichardo
Portfolio Manager
Acci Worldwide, S.A. de C.V.

THE DISCUSSION ABOVE REFLECTS THE OPINIONS OF THE PORTFOLIO MANAGER. THESE OPINIONS ARE SUBJECT TO CHANGE AND ANY FORECASTS MADE CANNOT BE GUARANTEED.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. SECTOR ALLOCATIONS AND FUND HOLDINGS ARE SUBJECT TO CHANGE AND ARE NOT RECOMMENDATIONS TO BUY OR SELL ANY SECURITY. PLEASE REFERENCE THE FOLLOWING ANNUAL REPORT FOR MORE COMPLETE FUND INFORMATION.

THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE MEXICO EQUITY AND INCOME FUND, INC.

Schedule of Investments
                                                                   JULY 31, 2002

MEXICO - 98.67%                                              SHARES                  VALUE
----------------------------------------------------------------------------------------------
COMMON STOCKS - 87.77%
----------------------------------------------------------------------------------------------
COMMUNICATIONS - 24.00%
America Movil, S.A. de C.V. - Class L.................      1,515,700             $    965,463
America Telecom, S.A. de C.V. - Class A1*.............        804,551                  471,481
Carso Global Telecom, S.A. de C.V. - Class A1*........      1,163,551                1,209,562
Telefonos de Mexico, S.A. de C.V. - Class L...........      1,230,000                1,785,079
Telefonos de Mexico, S.A. de C.V. - Class L ADR.......         26,300                  760,070
                                                                                  ------------
                                                                                     5,191,655
                                                                                  ------------
CONSTRUCTION - 8.04%
Cemex, S.A. de C.V. CPO...............................         50,000                  244,497
Consorcio ARA, S.A. de C.V.*..........................        473,500                  694,904
Corporacion GEO, S.A. de C.V. - Class B*..............        100,000                  209,947
Empresas ICA Sociedad Controladora, S.A. de C.V.*.....      2,964,600                  589,173
                                                                                  ------------
                                                                                     1,738,521
                                                                                  ------------
FINANCIAL GROUPS - 8.45%
Grupo Financiero BBVA Bancomer, S.A. de C.V. - Class
  B*..................................................      1,200,000                  960,049
Grupo Financiero GBM Atlantico, S.A. de C.V. - Class
  O*+.................................................        742,264                  141,463
Grupo Financiero Inbursa, S.A. - Class O..............        828,000                  726,567
                                                                                  ------------
                                                                                     1,828,079
                                                                                  ------------
FOOD, BEVERAGE, AND TOBACCO - 8.20%
Fomento Economico Mexicano, S.A. de C.V. UBD..........        296,100                1,121,088
Grupo Continental, S.A................................        477,600                  652,246
                                                                                  ------------
                                                                                     1,773,334
                                                                                  ------------
INDUSTRIAL CONGLOMERATES - 12.88%
Alfa, S.A. - Class A*.................................        462,300                  852,796
Grupo Carso, S.A. de C.V. - Class A1*.................        163,600                  439,346
Grupo Industrial Saltillo, S.A. de C.V. - Class B.....        103,100                  189,136
Vitro, S.A. de C.V. - Class A.........................      1,195,600                1,303,803
                                                                                  ------------
                                                                                     2,785,081
                                                                                  ------------

See Notes to the Financial Statements.

Schedule of Investments (continued)                                JULY 31, 2002

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

COMMON STOCKS (CONTINUED)                                    SHARES                  VALUE
----------------------------------------------------------------------------------------------
MEDIA - 6.80%
Grupo Televisa, S.A. ADR*.............................          2,500             $     75,625
Grupo Televisa, S.A. CPO*.............................        185,100                  285,800
TV Azteca, S.A. de C.V. CPO...........................      2,996,500                1,108,571
                                                                                  ------------
                                                                                     1,469,996
                                                                                  ------------
MINING - 6.51%
Grupo Mexico, S.A. - Class B..........................        945,900                1,407,475
                                                                                  ------------
RETAILING - 10.25%
Controladora Comercial Mexicana, S.A. de C.V. UBC.....      1,556,600                  856,669
Organizacion Soriana, S.A. de C.V. - Class B*.........         79,600                  178,475
Wal-Mart de Mexico, S.A. de C.V. - Class C............        472,525                1,102,815
Wal-Mart de Mexico, S.A. de C.V. - Class V............         29,200                   78,982
                                                                                  ------------
                                                                                     2,216,941
                                                                                  ------------
STEEL - 2.64%
Tubos de Acero de Mexico, S.A.........................        311,600                  571,627
                                                                                  ------------
TOTAL COMMON STOCKS (Cost $22,131,829)                                              18,982,709
                                                                                  ------------

                                                           PRINCIPAL
                                                             AMOUNT
PROMISSORY NOTES - 9.15%                               (IN MEXICAN PESOS)
----------------------------------------------------------------------------------------------
Grupo Financiero BBVA Bancomer, 5.2022%, 08/01/2002...      8,251,389                  841,070
Banco de Comercio Exterior, 6.6367%, 08/05/2002.......     11,158,417                1,138,692
                                                                                  ------------
TOTAL PROMISSORY NOTES (Cost $1,998,024)                                             1,979,762
                                                                                  ------------

INVESTMENT COMPANIES - 1.75%                                 SHARES
----------------------------------------------------------------------------------------------
NAFTRAC* (Cost $501,261)..............................        615,000                  377,950
                                                                                  ------------
TOTAL MEXICO (Cost $24,631,114).......................                              21,340,421
                                                                                  ------------

See Notes to the Financial Statements.

Schedule of Investments (concluded)                                JULY 31, 2002

THE MEXICO EQUITY AND INCOME FUND, INC.

UNITED STATES - 0.62%                                        SHARES                  VALUE
----------------------------------------------------------------------------------------------

INVESTMENT COMPANIES - 0.62%
----------------------------------------------------------------------------------------------
First American Treasury Obligations Fund - Class S
  (Cost $135,256).....................................        135,256             $    135,256
                                                                                  ------------
TOTAL UNITED STATES (Cost $135,256)...................                                 135,256
                                                                                  ------------
TOTAL INVESTMENTS (COST $24,766,370) - 99.29%.........                              21,475,677
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.71%.........                                 152,854
                                                                                  ------------
TOTAL NET ASSETS - 100.00%............................                            $ 21,628,531
                                                                                  ============

FOOTNOTES AND ABBREVIATIONS
   * - Non-income producing security.
   + - At fair value as determined under the supervision of the Board of
       Directors.
ADR - American Depository Receipts.

See Notes to the Financial Statements.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Statement of Assets and Liabilities                                JULY 31, 2002

ASSETS
Investments, at value (Cost $24,766,370)....................   $21,475,677
Foreign currency holdings (Cost $78,118)....................        77,538
Receivables:
  Investments sold..........................................       208,246
  Interest..................................................           135
Prepaid expenses............................................        13,101
                                                               -----------
                  TOTAL ASSETS..............................    21,774,697
                                                               -----------
LIABILITIES
Advisory fees payable.......................................        14,674
Directors' fees payable.....................................        11,598
Administration fee payable..................................        14,620
Accrued expenses............................................       105,274
                                                               -----------
                  TOTAL LIABILITIES.........................       146,166
                                                               -----------

                  NET ASSETS................................   $21,628,531
                                                               ===========
                  NET ASSET VALUE PER SHARE
                     ($21,628,531/2,473,504)................   $      8.74
                                                               ===========

NET ASSETS CONSIST OF:
Capital stock, $0.001 par value; 2,473,504 shares
  outstanding
  (100,000,000 shares authorized)...........................   $     2,474
Paid-in capital.............................................    34,603,415
Accumulated net realized loss on investments................    (9,686,083)
Net unrealized depreciation on investments and foreign
  currency..................................................    (3,291,275)
                                                               -----------

                  NET ASSETS................................   $21,628,531
                                                               ===========

See Notes to the Financial Statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Statement of Operations                                       FOR THE YEAR ENDED
                                                                   JULY 31, 2002

INVESTMENT INCOME
Interest (Net of foreign taxes withheld of $3,700)........................         $  535,171
Dividends (Net of foreign taxes withheld of $3,694).......................            493,116
                                                                                   ----------
                  TOTAL INVESTMENT INCOME.................................          1,028,287
                                                                                   ----------
EXPENSES
Advisory fees...............................................      $420,176
Legal fees..................................................       211,519
Reports to shareholders.....................................       112,333
Administration fees.........................................        77,826
Audit fees..................................................        34,585
Directors' fees and expenses................................        53,186
Co-Advisory fees............................................        29,865
Custodian fees..............................................        28,939
Shareholder servicing fees..................................        19,694
NYSE fees...................................................        32,860
Other expenses..............................................        93,149
                                                                  --------
                  TOTAL EXPENSES..........................................          1,114,132
                  LESS, EXPENSE REIMBURSEMENT BY ADVISER..................             (3,485)
                                                                                   ----------
                  NET EXPENSES............................................          1,110,647
                                                                                   ----------
                  NET INVESTMENT LOSS.....................................            (82,360)
                                                                                   ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments and foreign currency transactions......          4,576,182
Net change in unrealized depreciation from investments and foreign
  currency transactions...................................................         (2,040,371)
                                                                                   ----------
Net gain from investments and foreign currency transactions...............          2,535,811
                                                                                   ----------
Net increase in net assets resulting from operations......................         $2,453,451
                                                                                   ==========

See Notes to the Financial Statements.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Statements of Changes in Net Assets

                                                            FOR THE YEAR         FOR THE YEAR
                                                               ENDED                 ENDED
                                                           JULY 31, 2002         JULY 31, 2001
                                                          ----------------       -------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment loss...................................      $    (82,360)        $   (155,294)
Net realized gain (loss) on investments and foreign
  currency transactions...............................         4,576,182           (9,277,690)
Net change in unrealized appreciation (depreciation)
  in value of investments and foreign currency
  transactions........................................        (2,040,371)           1,478,315
                                                            ------------         ------------
  Net increase (decrease) in net assets resulting from
     operations.......................................         2,453,451           (7,954,669)
                                                            ------------         ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income ($0.00 and $0.01 per share,
  respectively).......................................                --              (56,489)
Net realized gains ($0.00 and $0.60 per share,
  respectively).......................................                --           (5,970,812)
Return of capital ($0.00 and $0.01 per share,
  respectively).......................................                --             (138,967)
                                                            ------------         ------------
  Decrease in net assets from distributions...........                --           (6,166,268)
                                                            ------------         ------------
CAPITAL SHARE TRANSACTIONS
Shares repurchased under Tender Offer (6,122,069 and
  1,272,821 shares, respectively).....................       (68,444,728)         (10,667,767)
Shares repurchased under Stock Repurchase Program (0
  and 174,000 shares, respectively)...................                --           (1,703,552)
                                                            ------------         ------------
Decrease in net assets from capital share
  transactions........................................       (68,444,728)         (12,371,319)
                                                            ------------         ------------
Total decrease in net assets..........................       (65,991,277)         (26,492,256)
NET ASSETS
Beginning of period...................................        87,619,808          114,112,064
                                                            ------------         ------------
End of period.........................................      $ 21,628,531         $ 87,619,808
                                                            ============         ============

See Notes to the Financial Statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                           FOR THE YEAR     FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR
                                               ENDED            ENDED           ENDED           ENDED           ENDED
                                           JULY 31, 2002    JULY 31, 2001   JULY 31, 2000   JULY 31, 1999   JULY 31, 1998
                                           -------------    -------------   -------------   -------------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year.......    $  10.19          $ 11.36         $ 8.64          $10.16         $  16.83
                                             --------          -------         ------          ------         --------
Net investment income (loss).............       (0.03)(1)        (0.02)          0.03            0.22             0.23
Net realized and unrealized gains
  (losses) on investments and foreign
  currency transactions..................       (1.42)           (0.64)          2.62           (0.87)           (3.34)
                                             --------          -------         ------          ------         --------
Net increase (decrease) from investment
  operations.............................       (1.45)           (0.66)          2.65           (0.65)           (3.11)
                                             --------          -------         ------          ------         --------
Less: Distributions
  Dividends from net investment income...          --            (0.01)         (0.12)             --            (0.19)
  Distributions from net realized
     gains...............................          --            (0.60)            --           (0.93)           (3.37)
  Return of capital......................          --            (0.01)            --              --               --
                                             --------          -------         ------          ------         --------
Total dividends and distributions........          --            (0.62)         (0.12)          (0.93)           (3.56)
                                             --------          -------         ------          ------         --------
Capital share transactions
  Anti-dilutive effect of Tender Offer...          --             0.09             --            0.04               --
  Anti-dilutive effect of Share
     Repurchase Program..................          --             0.02           0.19            0.02               --
                                             --------          -------         ------          ------         --------
Total capital share transactions.........          --             0.11           0.19            0.06               --
                                             --------          -------         ------          ------         --------
Net asset value, end of year.............    $   8.74          $ 10.19         $11.36          $ 8.64         $  10.16
                                             ========          =======         ======          ======         ========
Per share market value, end of year......    $   7.95          $  9.11         $10.69          $ 7.06         $   7.75
TOTAL INVESTMENT RETURN BASED ON MARKET
  VALUE, END OF YEAR*....................    (12.73)%          (8.64)%         53.36%           7.24%         (26.23)%

See Notes to the Financial Statements.

Financial Highlights (concluded)

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                            FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR
                                                ENDED           ENDED           ENDED           ENDED           ENDED
                                            JULY 31, 2002   JULY 31, 2001   JULY 31, 2000   JULY 31, 1999   JULY 31, 1998
                                            -------------   -------------   -------------   -------------   -------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000s).........    $ 21,629        $ 87,620        $114,112        $ 97,150        $120,148
Ratios of expenses to average net assets:
  Before expense reimbursement............       1.81%           1.90%           2.03%           1.88%           1.46%
  After expense reimbursement.............       1.81%           1.90%           2.03%           1.88%           1.46%
Ratios of net investment income (loss) to
  average net assets:
  Before expense reimbursement............     (0.14)%         (0.16)%           0.27%           2.72%           1.65%
  After expense reimbursement.............     (0.14)%         (0.16)%           0.27%           2.72%           1.65%
Portfolio turnover........................     189.05%         220.85%         249.28%         163.23%          88.85%

* Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(1) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent financial reporting and tax differences.

See Notes to the Financial Statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements                                      JULY 31, 2002

NOTE A: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Mexico Equity and Income Fund, Inc. (the "Fund") was incorporated in Maryland on May 24, 1990, and commenced operations on August 21, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SIGNIFICANT ACCOUNTING POLICIES ARE AS FOLLOWS:
PORTFOLIO VALUATION. Investments are stated at market value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination of net asset value, or, if no sales price is available at that time, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices, rather than the quoted closing price). Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase when acquired by the Fund was more than 60 days. Securities for which market values are not readily ascertainable, which aggregated $141,463 (0.65% of net assets) at July 31, 2002, are carried at fair value as determined in good faith by, or under the supervision of, the Board of Directors.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, including the accretion of discount and amortization of premium on investments, is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known to the Fund. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

TAX STATUS. No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all U.S.

Notes to Financial Statements (continued)                          JULY 31, 2002

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Federal income and excise taxes. At July 31, 2002, the Fund had capital loss carryovers of $5,218,649 expiring in July 31, 2009 and $1,363,046 expiring in 2010, which are available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code.

In accordance with U.S. Treasury regulations, the Fund elected to defer $1,907,772 of capital losses arising after October 31, 2001. Such losses are treated for tax purposes as arising on August 1, 2002.

The Fund is subject to the following withholding taxes on income from Mexican sources:

     Dividends distributed by Mexican companies are subject to withholding tax at an effective rate of 7.69%. Effective January 1, 2002, the effective rate was reduced to 0.00%.

     Interest income on debt issued by the Mexican federal government is generally not subject to withholding. Withholding tax on interest from other debt obligations such as publicly traded bonds and loans by banks or insurance companies is at a rate of 4.9% under the tax treaty between Mexico and the United States.

     Gains realized from the sale or disposition of debt securities may be subject to a 4.9% withholding tax. Gains realized by the Fund from the sale or disposition of equity securities that are listed and traded on the Mexican Stock Exchange ("MSE") are exempt from Mexican withholding tax if sold through the stock exchange. Gains realized on transactions outside of the MSE may be subject to withholding at a rate of 20% (25% rate effective January 1, 2002) of the value of the shares sold or, upon the election of the Fund, at 40% (35% rate effective January 1, 2002) of the gain. If the Fund has owned less than 25% of the outstanding stock of the issuer of the equity securities within the 12 month period preceding the disposition, then such disposition will not be subject to capital gains taxes as provided for in the treaty to avoid double taxation between Mexico and the United States.

RECLASSIFICATION OF CAPITAL ACCOUNTS. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2; Determination, Disclosure and Financial Statement Presentation of Income, Capital, and Return of Capital Distributions by Investment Companies. For the year ended July 31, 2002, the Fund decreased accumulated net realized loss on investments by $29,844 and paid-in capital by $112,204, due to the Fund experiencing a net investment loss during the year.

Notes to Financial Statements (continued)                          JULY 31, 2002

THE MEXICO EQUITY AND INCOME FUND, INC.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, assets and liabilities at the current Mexican peso exchange rate on the valuation date, and

     (ii) purchases and sales of investment securities, income and expenses at the Mexican peso exchange rate prevailing on the respective dates of such transactions.

The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. The Fund does isolate the effect of fluctuations in foreign currency rates, however, when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

The Fund reports realized foreign exchange gains and losses on all other foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in the foreign exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

DISTRIBUTION OF INCOME AND GAINS. The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income, including foreign currency gains. The Fund also intends to normally distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers), except in circumstances where the Directors of the Fund determine that the decrease in the size of the Fund's assets resulting from the distribution of the gains would generally not be in the interest of the Fund's shareholders. An additional distribution may be made to the extent necessary to avoid payment of a 4% U.S. Federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with U.S. Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary

Notes to Financial Statements (continued)                          JULY 31, 2002

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains, respectively. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of additional paid-in capital.

DISTRIBUTIONS TO SHAREHOLDERS. The tax character of distributions paid to shareholders during the years ended July 31, 2002 and July 31, 2001 were as follows:

                  DISTRIBUTIONS PAID FROM                      7/31/02     7/31/01
                  -----------------------                      -------     -------
Ordinary Income............................................    $   --     $   56,489
Long-Term Capital Gain.....................................        --      5,970,812
Return of Capital..........................................        --        138,967
                                                               ------     ----------
Total......................................................    $   --     $6,166,268
                                                               ======     ==========

As of July 31, 2002, the tax basis components of distributable earnings included in shareholders equity were as follows:

Undistributed ordinary income..............................    $   --
Undistributed long-term gain...............................        --

NOTE B: MANAGEMENT, INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES
Acci Worldwide, S.A. de C.V. serves as the Fund's Investment Adviser (the "Investment Adviser") under the terms of the Amended and Restated Investment Advisory Agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement, the Investment Adviser makes investment decisions for the Fund and supervises the acquisition and disposition of securities by the Fund. For its services, the Investment Adviser receives a monthly fee at an annual rate of 0.80% of the Fund's average daily net assets. For the year ended July 31, 2002, these fees amounted to $420,176. The Investment Adviser has voluntarily agreed to reimburse the Fund for certain fees and expenses on an annual basis. These expense reimbursements may be terminated at any time. For the year ended July 31, 2002, the total expense reimbursements made by the Investment Adviser amounted to $3,485.

Advantage Advisers, Inc., a subsidiary of CIBC World Markets Corp. ("CIBC WM") served as the Fund's U.S. Co-Adviser ("Co-Adviser") under the terms of the U.S. Co-Advisory Agreement (the "Co-Advisory Agreement"). The Co-Advisory Agreement was terminated by mutual consent, as approved by the Board of Directors of the Fund, as of September 1, 2001. Prior to the mutual termination of the Co-Advisory Agreement, the Co-Adviser made investment decisions regarding the

Notes to Financial Statements (continued)                          JULY 31, 2002

THE MEXICO EQUITY AND INCOME FUND, INC.

Fund's convertible debt securities jointly with the Investment Adviser and provided advice and consultation to the Investment Adviser on investment decisions for the Fund. For its services, the Co-Adviser received a monthly fee at an annual rate of 0.40% of the Fund's average weekly net assets. For the one month ended August 31, 2001, these fees amounted to $29,865.

Effective September 1, 2001, CIBC WM, an indirect wholly-owned subsidiary of Canadian Imperial Bank of Commerce, resigned as the Administrator of the Fund (the "Former Administrator") and U.S. Bancorp Fund Services, LLC ("USBFS"), began to serve as the Fund's Administrator (the "Administrator") and Fund Accountant ("Fund Accounting") to the Fund. For the one month ended August 31, 2001, prior to the mutual termination of the contract, the Former Administrator received fees in the amount of $14,932.

The Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $5,000 plus $700 for each Board of Directors meeting attended in person and $100 for each special telephonic meeting attended. In addition, the Fund pays the Audit Committee, comprised of Mr. Phillip Goldstein, Mr. Gerald Hellerman and Mr. Rajeev Das, $100 per meeting attended. The Fund's Pricing Committee members, consisting of all of the independent directors of the Fund, are paid $100 each for each pricing committee meeting that does not occur in conjunction with a regularly scheduled Board meeting. At the Board of Directors meeting held on December 13, 2001, Mr. Gerald Hellerman, a non-interested director, was appointed President of the Fund. For serving the Fund as President, in addition to the aforementioned Directors' fees, Mr. Hellerman will receive annual compensation in the amount of $6,000, which is reimbursed to the Fund by the Investment Adviser. In addition, the Fund reimburses the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors' meetings.

NOTE C: TRANSACTIONS WITH AFFILIATES
Acciones y Valores de Mexico, S.A. de C.V., the parent company of the Investment Adviser, received total brokerage commissions from the Fund of $195,487 during the year ended July 31, 2002.

NOTE D: PORTFOLIO ACTIVITY
Purchases and sales of securities other than short-term obligations, aggregated $102,927,508 and $166,833,755 respectively, for the year ended July 31, 2002.

Notes to Financial Statements (continued)                          JULY 31, 2002

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

At July 31, 2002, unrealized depreciation on investment securities and foreign currency, for federal income tax purposes was as follows:

Appreciation................................................    $   422,468
(Depreciation)..............................................     (4,910,358)
                                                                -----------
Net unrealized depreciation on investments..................    $(4,487,890)
                                                                ===========

At July 31, 2002, the cost of investments and foreign currency for federal income tax purposes was $26,041,105. Differences between the Fund's cost basis of investments and foreign currency at July 31, 2002, for book and tax purposes, relate primarily to the deferral of losses related to wash sales.

At July 31, 2002, substantially all of the Fund's assets were invested in Mexican securities. The Mexican securities markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of securities by the Fund may be limited.

NOTE E: CAPITAL STOCK
At a meeting of the Board of Directors held on December 13, 2001, the Board of Directors approved a tender offer (the "Tender").

The Tender allowed the Fund to purchase up to 100% of each shareholder's shares of common stock, not to exceed 80% of the total outstanding shares of common stock of the Fund, for cash at a price equal to 100% of the Fund's net asset value per share as of the closing date. The Tender commenced on February 19, 2002 and expired on March 20, 2002. In connection with the Tender, the Fund purchased 6,122,069 shares of capital stock at a total cost of $68,444,728. There were no gains or losses to the Fund because the repurchase of tendered shares was executed at 100% of the Fund's NAV as calculated on the expiration date.

At a special meeting of the Board of Directors held on October 11, 1999, the Board of Directors approved a share repurchase program. Pursuant to the share repurchase program, the Fund was authorized to commence a two phase share repurchase program for up to 2,800,000 shares, or approximately 25% of the Fund's then outstanding shares of common stock, through a combination of share purchases and tender offers.

During the year ended July 31, 2002, the Fund made no repurchases pursuant to the program. Pursuant to the share repurchase program, during the year ended July 31, 2001, the Fund purchased 174,000 shares of capital stock in the open market at a total cost of $1,703,552. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of

Notes to Financial Statements (concluded)                          JULY 31, 2002

THE MEXICO EQUITY AND INCOME FUND, INC.

purchase was 9.01%. During the fiscal year ended July 31, 2000, the Fund purchased 1,199,700 shares of capital stock in the open market at a total cost of $10,573,159. The weighted average discount of these purchases comparing the purchase prices to the net asset value at the time of purchase was 16.40%.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Report of Independent Certified Public Accountants

THE BOARD OF DIRECTORS AND SHAREHOLDERS OF

THE MEXICO EQUITY AND INCOME FUND, INC.

MILWAUKEE, WISCONSIN
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Mexico Equity and Income Fund, Inc. (the "Fund"), as of July 31, 2002, and the related statement of operations and changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. For all years ending prior to August 1, 2001, the statements of changes in net assets and financial highlights were audited by other auditors whose report dated September 20, 2001, expressed an unqualified opinion.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of July 31, 2002, by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mexico Equity and Income Fund, Inc. as of July 31, 2002, the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                            TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
September 5, 2002

THE MEXICO EQUITY AND INCOME FUND, INC.

Dividends and Distributions (unaudited)

DIVIDEND REINVESTMENT PLAN
The Fund intends to distribute to shareholders substantially all of its net investment company taxable income at least annually. Investment company taxable income, as defined in section 852 of the Internal Revenue Service Code of 1986, includes all of the Fund's taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other required adjustments. The Fund also expects to distribute annually substantially all of its net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers), except in circumstances where the Fund realizes very large capital gains and where the Directors of the Fund determine that the decrease in the size of the Fund's assets resulting from the distribution of the gains would not be in the interest of the Fund's shareholders generally.

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), each shareholder will be deemed to have elected, unless the Plan Agent (as defined below) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by The Fifth Third Bank, the Fund's transfer agent, as the Plan Agent (the "Plan Agent"). Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in U.S. dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for The Mexico Equity and Income Fund, Inc., c/o The Fifth Third Bank, Stock Transfer Department MD#10AT60, 38 Fountain Square Plaza, Cincinnati, Ohio 45202. Dividends and distributions with respect to shares of the Fund's Common Stock registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless the service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's Common Stock registered in street name should contact the broker or nominee for details.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; or, if the net asset value is less than

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

95% of the market price on the valuation date, then such shares will be issued at 95% of the market price.

If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of Common Stock from the Fund valued at market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertified form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either Common Stock or cash. The Plan Agent's fees for the handling or reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions payable in cash.

Brokerage charges for purchasing small amounts of Common Stock for individual accounts through the Plan are expected to be less than usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made.

Dividends and Distributions (unaudited) (concluded)

THE MEXICO EQUITY AND INCOME FUND, INC.

The receipt of dividends and distributions in Common Stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to participants at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, or rules or policies of a regulatory authority) only upon at least 30 days' written notice to participants. All correspondence concerning the Plan should be directed to the Plan Agent at the address above.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Results of Annual Stockholders Meeting (unaudited)

The Fund's Annual Stockholders meeting was held on November 27, 2001, at 405 Park Avenue, New York, New York 10022. As of November 1, 2001, the record date, outstanding shares of common stock ("shares") of the Fund were 8,595,573. Holders of 8,024,538 shares of the Fund were present at the meeting either in person or by proxy. These holders, as being holders of a majority of the outstanding shares of the Fund, constituted a quorum. The stockholders voted on three proposals.

The stockholders elected four Directors to the Board of Directors, approved the amended and restated Investment Advisory agreement between Acci Worldwide, S.A. de C.V. and the Fund, and adopted a proposal to pursue the creation and registration of put warrants, which are designed to afford stockholders an opportunity to realize net asset value for their shares.

The following table provides information concerning the matters voted on at the meeting:

I. ELECTION OF DIRECTORS

    NOMINEE           FOR      WITHHELD
    -------           ---      --------
Glenn Goodstein    7,926,145    98,393
Rajeev Das         7,934,582    89,956
Andrew Dakos       7,915,816   108,722
Gerald Hellerman   7,918,078   106,460

II. APPROVAL OF THE AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT BETWEEN ACCI WORLDWIDE, S.A. DE C.V. AND THE FUND

  VOTES FOR   VOTES AGAINST   VOTES ABSTAINED   BROKER NON-VOTES
  ---------   -------------   ---------------   ----------------
  5,701,568    115,671          46,674           2,160,625

III. ADOPTION OF A PROPOSAL TO PURSUE THE CREATION AND REGISTRATION OF PUT WARRANTS WHICH ARE DESIGNED TO AFFORD STOCKHOLDERS AN OPPORTUNITY TO REALIZE NET ASSET VALUE FOR THEIR SHARES

  VOTES FOR   VOTES AGAINST   VOTES ABSTAINED   BROKER NON-VOTES
  ---------   -------------   ---------------   ----------------
  5,734,315    88,030           41,568           2,160,625

THE MEXICO EQUITY AND INCOME FUND, INC.

Privacy Policy (unaudited)

The Mexico Equity and Income Fund, Inc. (the "Fund") has adopted the following privacy policy in order to safeguard the personal information of its consumers and customers in accordance with SEC Regulation S-P, 17 CFR 284.30:

COMMITMENT TO CONSUMER PRIVACY. The Fund recognizes and respects the privacy expectations of each of our customers and believes that the confidentiality and protection of consumer information is one of our fundamental responsibilities. The Fund is committed to maintaining the confidentiality, integrity and security of the customers' personal information and will handle personal consumer and customer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations. The Fund will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that unauthorized access to, or use of, customer records or information is protected against.

COLLECTION AND DISCLOSURE OF SHAREHOLDER INFORMATION. Consumer information collected by, or on behalf of, the Fund, generally consists of the following:

- Information received from consumers or customers on or in applications or other forms, correspondence, or conversations, including, but not limited to, their name, address, phone number, social security number, assets, income and date of birth; and

- Information about transactions with us, our affiliates, or others, including, but not limited to, shareholder account numbers and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Fund does not disclose any nonpublic personal information about our current or former consumers or customers to nonaffiliated third parties, except as permitted by law. For example, as the Fund has no employees, it conducts its business affairs through third parties that provide services pursuant to agreements with the Fund (as well as through its officers and directors).

SECURITY OF CONSUMER AND CUSTOMER INFORMATION. The Fund will determine whether the policies and procedures of its affiliates and service providers are reasonably designed to safeguard customer information and require only appropriate and authorized access to, and use of, customer information through the application of appropriate administrative, technical, physical, and procedural safeguards that comply with applicable federal standards and regulations. The Fund directs each of its service providers to adhere to the Fund's privacy policy and to their respective privacy policies with respect to all customer information of the Fund and to take all actions reasonably necessary so that the Fund is in compliance with the provisions of 17 CFR 248.30, including, as applicable, the development

Privacy Policy (unaudited) (concluded)

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

and delivery of initial and annual privacy notices and maintenance of appropriate and adequate records. The Fund will require its service providers to confirm to the Fund, in writing, that they are restricting access to nonpublic personal information about customers to those employees who need to know that information to provide products or services to customers.

The Fund requires its service providers to provide periodic reports, no less frequently than annually, to the Board of Directors outlining their privacy policies and implementation and promptly report to the Fund any material changes to their privacy policy before, or promptly after, their adoption.

                     (This page intentionally left blank.)

THE MEXICO EQUITY
AND INCOME FUND, INC.

INVESTMENT ADVISER:
ACCI Worldwide, S.A. de C.V.
Paseo de la Reforma 398
Mexico City, D.F.
Mexico 06600

INDEPENDENT AUDITOR:
Tait, Weller & Baker
8 Penn Center Plaza, Suite 800
Philadelphia, PA 19103

ADMINISTRATOR AND FUND ACCOUNTANT:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

TRANSFER AGENT AND REGISTRAR:
The Fifth Third Bank
ATTN: Corporate Trust Services
38 Fountain Square Plaza
Cincinnati, OH 45202

CUSTODIAN:
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202

The Mexico Equity
and Income Fund, Inc.
Annual Report
July 31, 2002